REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the 6th day of January 2009 by and among Pacific Continental Corporation, a Oregon corporation (the “Company”), and the person or entity named on the signature page hereto (the “Investor”).

WHEREAS, the Company has issued shares of its common stock to the Investor in connection with the Purchase Agreement; and

WHEREAS, the Company has agreed to provide certain registration rights to the Investor.

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.           Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Common Stock” means the common stock, no par value per share, of the Company, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not also preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company.

“Commission” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Securities” has the meaning any securities proposed to be sold by the Company for its own account in a registered public offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time..

“Excluded Forms” means registration statements under the Securities Act, on Forms S-4 and S-8, or any successors thereto and any form used in connection with an initial public offering of securities.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.  References to “Investors” means each of the persons or entities that have purchased shares of Common Stock from the Company pursuant to the Purchase Agreement.

“Person(s)” means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity and any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Purchase Agreement” means the Common Stock Purchase Agreement of even date herewith, between the Company and the Investor, relating to the sale by the Company and the purchase by the Investor of the Registrable Securities.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Common Stock received by the Investor in the offering under the Term Sheet and any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“Registration Statement” means a registration statement on other than any of the Excluded Forms.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Investor and the reasonable fees and disbursements of one counsel for all Investors.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Term Sheet” means the Term Sheet set forth in the private placement disclosure document dated January 2, 2009, relating to the private offering of the Company’s Common Stock.

2.           Registration.

(a)           Required Registration. Subject to exceptions and limitations described herein, the Company shall within 90 days of the closing of the offering under the Term Sheet cause a Registration Statement to be filed with the Commission on Form S-3, if available, or, if Form S-3 is not available for the registration of the Registrable Securities, on such form as may be prescribed by the Commission, providing for the resale of the Registrable Securities.  Such Registration Statement shall contain all appropriate undertakings necessary to comply with Rule 415 under the Securities Act pertaining to “shelf registration” or delayed offerings of securities.  The Company shall use its best reasonable efforts to cause the Commission to declare such Registration Statement effective and to maintain the effectiveness of such Registration Statement pursuant to Section 4 below.

(b)           Liquidated Damages.

(i)           If the Registration Statement is not filed with the Commission within 90 days of the closing of the offering under the Term Sheet, then the Company shall, as additional consideration and not as a penalty, deliver to the Investor on such 90th day, and every 30 days thereafter until it is filed, an amount of cash equal to 0.5% of the purchase price of the Common Stock purchased by such investor.

(ii)           If the Registration Statement has not been declared effective by the Commission within 120 days of the closing of the offering under the Term Sheet (or 150 days if the Commission’s Staff reviews the Registration Statement), then the Company shall, as additional consideration, deliver to the Investor on such 120th  or 150th day, as applicable, and on each successive 30th day thereafter under which the Registration Statement has not been declared effective, an amount of cash equal to 0.5% of the purchase price of the Units purchased by the Investor.

3.           Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) use its best efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best  reasonable efforts to cause such Registration Statement to become and remain effective;

(b) use its best efforts to prepare and file with the Commission such amendments to such Registration Statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such Registration Statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor  set forth in such Registration Statement;

(c) furnish to the Investor such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

(d) use its best efforts to register and/or qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors participating in the Registration and as may be reasonably appropriate for the distribution of such Registrable Securities, provided, however, that notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the Registrable Securities be borne by selling shareholders, the Investors shall pay their pro rata share of such expenses;

(e) notify the Investor at any time when a prospectus relating to his or its Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

(g) cause all such Registrable Securities on such Registration Statement to be listed on each securities exchange or automated quotation service (including the National Market of The Nasdaq Stock Market) on which similar securities issued by the Company are then listed; and

(h) notify the Investor of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.           Other Procedures.

(a)            Subject to the Company’s general obligation to use its best efforts under Section 3, the Company shall be required to maintain the effectiveness of a Registration Statement (under Form S-3) until the earlier of (i) the date of settlement of sale of all Registrable Securities or (ii) 24 months from the effective date of the Registration Statement.

(b)           In consideration of the Company’s obligations under this Agreement, the Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investor shall forthwith discontinue his sale of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)            The Company’s obligation to file any Registration Statement or amendment including a post-effective amendment, shall be subject to each Investor, as applicable, furnishing to the Company in writing upon the Company’s reasonable request such information and documents regarding such Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein.  The Company’s obligations are also subject to each Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

(d)           If any such registration or comparable statement refers to the Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then each Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e)           In connection with the sale of Registrable Securities, the Investor shall deliver to each purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

5.           Registration Expenses.  In connection with any registration of Registrable Securities pursuant to Section 2(a), the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6.           Indemnification.

(a)           In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, from and against any losses, claims, damages or liabilities, joint or several, to which each Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the Company’s negligence, fraud, willful misconduct, breach of the terms of this Agreement or an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable  Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any  Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws.  If the Company fails to defend the Investor as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon the Investor’s negligence, fraud, willful misconduct, breach of the terms of this Agreement or an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any  Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation thereof or information omitted to be furnished by such Investor.

(b)           In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such Registration Statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company  by such Investor specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement or from any other act or failure to act of the Investor.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the Indemnifying Party of the commencement of such action.  The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the  sale of Registered Securities received by the Investor.   No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.  In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations.  Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such Registration Statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)           Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Investor and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 6 shall be deemed inoperative for purposes of such offering.

7.           Rule 144.  The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Investor may reasonably request, or to the extent required from time to time to enable the Investor to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”).  Upon request of any Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

8.           Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.           Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11.           Notices and Addresses.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party to this Agreement shall designate in writing to the other party to this Agreement):

To the Company:                                                                Pacific Continental Corporation
111 West 7th Avenue
Eugene, OR 97401
Facsimile: (541) 344-2843
Attention: Hal M. Brown

Chief Executive Officer

With a Copy to:	Graham & Dunn PC
Pier 70, 2801 Alaskan Way, Suite 300
Seattle, WA 98121
Facsimile: (206) 340-9599
Attention:  Kumi Y. Baruffi

To the Investor:                                                                At the address indicated on the signature page hereof

And  to:                                                          Wunderlich Securities, Inc.
6000 Poplar Avenue, Suite 150
Memphis, TN 38119
Facsimile: (901) 251-1352
Attention: J. Wesley Grace

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.

12.           Attorneys Fees.  In the event that there is any controversy arising out of or relating to this Agreement, or to the interpretation, enforcement or breach thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

13.           Oral Evidence.  This Agreement and the Purchase Agreement constitute the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter of such Agreements.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by the mutual written agreement of the parties hereto.  In the event of an ambiguity or inconsistency between this Agreement and the Purchase Agreement, this Agreement shall govern and supercede.

14.           Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15.           Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Oregon without regard to choice of law considerations.

16.           Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

m40032-1136748_5.doc

THE COMPANY:

PACIFIC CONTINENTAL CORPORATION

By: /s/Roger Busse
        Roger Busse
        President/Chief Operating Officer

m40032-1136748_5.doc

INVESTOR:

For purchases made by an Individual	For purchases made by an Entity

Name of Individual Purchaser over the age of 21 (Print)	Name of Partnership, Company, Trust or Qualified Plan
By:
(Signature)	(Signature)

Residence Street Address	Print Name

City State Zip Code	Title

Mailing Address	Telephone No.

Facsimile No.
City State Zip Code	Tax Identification Number

Telephone No.	Street Address of Company/Partnership

Facsimile No.
City State Zip Code

m40032-1136748_5.doc